TransMark Optimum ChoiceSM Variable Annuity
                                    Issued by
                 Transamerica Life Insurance and Annuity Company

                              Separate Account VA-8

                        Supplement Dated January 22, 2003
                                       To
                          Prospectus Dated May 1, 2002

The following information supplements the Prospectus. You should read it together with the Prospectus.


Guaranteed Minimum Income Benefit Rider
Effective at the close of business on January 24, 2003, the optional Guaranteed Minimum Income Benefit Rider is no longer available for sale. This means that the Guaranteed Minimum Income Benefit Rider is not available if:

(1)  you purchased your contract after January 24, 2003; or

(2) you did not elect the Guaranteed Minimum Income Benefit Rider at the time of your application for the contract on or before January 24, 2003.

This supplement does not change any of the terms and conditions of any Guaranteed Minimum Income Benefit Rider that you elected on or before January 24, 2003.


Transamerica Annuity Service Center
Effective February 17, 2003 the address of the Transamerica Annuity Service Center shown on pages 1, 19, 61, 63 and 76 of the prospectus is changed to:

         Transamerica Annuity Service Center
         2000 Wade Hampton Blvd.
         Greenville, South Carolina 29615-1064

The telephone number remains the same.



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